Creating a Preeminent Midwest Community Bank David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer February 9‐10, 2017 KBW Winter Financial Services Symposium

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "future," "intends," "is likely," "judgment," "look ahead," "look forward," "on schedule," “on track,” "opinion," "opportunity," "plans," "potential," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, future asset levels, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical’s market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical’s ability to grow its core franchise, future cost savings, Chemical’s ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators and future changes in laws and regulations applicable to Chemical and the financial services industry in general. All statements referencing future time periods are forward- looking. Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements & Other Information 2

This presentation and the accompanying presentation by management also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its merger with Talmer Bancorp, Inc. ("Talmer"), including the benefits of the transaction, the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the merger on Chemical's future financial performance and consequences of the integration of Talmer into Chemical. Risk factors relating both to the merger and the integration of Talmer into Chemical after closing include, without limitation:  The anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.  The integration of Talmer’s business and operations into Chemical may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical's or Talmer’s existing businesses.  Chemical’s ability to achieve anticipated results from the merger is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer and employee attrition may be greater than expected.  The outcome of pending or threatened litigation, whether currently existing or commencing in the future, including litigation related to the merger.  The challenges of integrating, retaining and hiring key personnel.  Failure to attract new customers and retain existing customers in the manner anticipated. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical’s Annual Report on Form 10-K for the year ended December 31, 2015. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement. Forward-Looking Statements & Other Information (continued) 3

Non-GAAP Financial Measures This presentation and the accompanying presentation by management contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include Chemical’s tangible equity to tangible assets ratio, tangible book value per share, presentation of net interest income and net interest margin on a fully taxable equivalent basis, and information presented excluding significant items, including net income, diluted earnings per share, return on average assets, return on average shareholders’ equity, operating expenses and efficiency ratio. Chemical uses non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors’ overall understanding of Chemical’s financial performance. The limitations associated with non- GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical’s GAAP results. See the Appendix hereto for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Forward-Looking Statements & Other Information (continued) 4

Emphasize our strategy of being the Preeminent Midwest Community Bank 5 4 1 Demonstrated track record of organic growth2 High performing pro forma profitability should drive upside3 Experienced and committed Board and management team Focus on what we can control  Created the largest community bank headquartered in Michigan  Our enhanced resources provide potential for significant organic growth in both southeast Michigan and northeast Ohio  Proven organic growth initiatives  Leadership in EPS growth among peers (1)  Total Return out-performance (peers and indices) (1)  Pro Forma 1.2%+ ROA, ROATCE approaching 15%, low efficiency ratio  Stable, clean NIM, attractive asset quality, strong capital  Significant revenue enhancements available  Strong governance, holding company Board of Directors currently comprised of 7 CHFC & 5 TLMR directors  Combination creates a strong, committed and experienced management team  Organic revenue growth and cost discipline  Concentrate on achieving cost savings and exploiting business synergy opportunities  Continue to build out and enhance risk management practices (1) Source: SNL Geographic Intelligence Overview 5

 $17.4 billion in assets  Largest banking company headquartered and operating branches in Michigan  Operates 249 banking offices primarily in Michigan, Northeast Ohio and Northern Indiana  Local market knowledge and business development opportunities led by 23 community-based advisory boards  One of the largest trust and wealth management operations of a Michigan-headquartered bank with $4.4 billion in assets under management or custody and another $1.3 billion in assets within the Chemical Financial Advisors Program  Focused on realizing operating and business synergies from Chemical / Talmer merger and enhancing preparedness for future organic and acquisitive growth  $3.46 billion Market Capitalization (1) (1) Based upon CHFC shares outstanding of 70.6 million and the CHFC stock price of $48.95 on February 1, 2017. 6 About Chemical Financial Corporation

“Local” community bank  Strong belief in the community banking concept  23 identified centers of influence  Community-driven leadership, rapid local response  Emphasis on building relationships  We know our markets, what works, and what does not work Strong credit culture  Diversification  In-depth knowledge of our customers and markets  Underwriting discipline Low cost, stable, core funding – starts at relationship level Expense management and control Clean balance sheet, solid capital ratios and intense focus on effective capital deployment  Identify, hire, motivate and retain talented individuals to carry out our relationship strategies Sustain long-term growth through combination of organic and acquisitive growth  Higher lending limits provide enhanced middle market lending growth opportunities  Opportunities for fee income growth from Wealth Management and Mortgage Banking synergies  Future acquisitive growth opportunities in Michigan, Ohio, and Indiana Scalable Core Strategies & Disciplines Core Values 7

CHFC is Largest MI‐Headquartered Community Bank CHFC Operating Markets Source: SNL Financial. Deposit data as of 6/30/2016. Note: CHFC’s two branches in Northern Indiana are excluded from the Southwest Michigan region. (1) Local is defined as banks headquartered in Michigan Northern Michigan Southeast Michigan Southwest Michigan  Central Michigan Northern Ohio Deposit Market Share Rank Number of  Branches Deposits in Market ($000) Market Share (%) Central Michigan 1 62 2,945,718 19.8% Northern Michigan 1 58 2,104,274 17.5% Southwest Michigan 3 77 3,247,458 8.9% Southeast Michigan  9 30 2,983,852 2.3% Northern Ohio 13 26 1,223,393 1.2% Vision: Creating a Preeminent Midwest Community Bank Rank "Local"   Rank (1) Institution (ST) MI Branches Deposits  ($mm) Market  Share       (%) 1 JPMorgan Chase & Co. (NY) 242 42,007 21.0% 2 Comerica Inc. (TX) 215 26,964 13.5% 3 PNC Financial Services Group (PA) 197 17,326 8.7% 4 Bank of America Corp. (NC) 121 16,564 8.3% 5 Fifth Third Bancorp (OH) 218 16,073 8.0% 6 Huntington Bancshares Inc. (OH) 367 15,212 7.6% 7 1 Chemical Financial Corp. (MI) 227 11,281 5.6% 8 2 Flagstar Bancorp Inc. (MI) 99 8,773 4.4% 9 Citizens Financial Group Inc. (RI) 98 5,138 2.6% 10 TCF Financial Corp. (MN) 53 2,908 1.5% 11 Wells Fargo & Co. (CA) 18 2,812 1.4% 12 3 Mercantile Bank Corp. (MI) 48 2,282 1.1% 13 4 Independent Bank Corp. (MI) 64 2,152 1.1% 14 5 Macatawa Bank Corp. (MI) 30 1,360 0.7% 15 KeyCorp (OH) 23 1,334 0.7% Totals (1‐123) 2,697 200,386 100.0% 8

Overlapping Michigan Markets New Michigan & Ohio MarketsOther Markets  Southwest MI Central  MI Southeast MI Northern OHNorthern MI (1) Source: USDOC’s Bureau of Economic Analysis. Considered the largest  Metropolitan Statistical Area for each region. The Northern Michigan region does not have a Metropolitan Statistical Area as defined by  the Bureau of Economic Analysis (2) State Deposits are in billions per SNL Financial and as of 6/30/16 (3) Source: SNL Geographic Intelligence CHFC: Deposits / Rank $3.2 #3 CHFC: Deposits / Rank $2.9 #1 CHFC: Deposits / Rank $2.1 #1 CHFC: Deposits / Rank $3.0 #9 CHFC: Deposits / Rank $1.2 #13 All Major MI Markets & OH Growth Opportunity 96% of businesses / 97% of population is within MI footprint(3) Southeast Michigan represents more than 50% of Michigan GDP – a huge opportunity with recent market disruption CHFC Footprint By State & Regional Market MI OH Southwest MI Central MI Northern MI Southeast MI Northern OH Michigan  Penetration Total Deposits ($B) $11.3 $1.2 $3.2 $2.9 $2.1 $3.0 $1.2 Market Share Rank 7 23 3 1 1 9 13 Deposit Market Share (%) 5.6% 0.4% 8.9% 19.8% 17.5% 2.3% 1.2% Market Information (as a % of): % of State ($B) GDP  (1) 12% 2% ‐ 53% 22% % of State Deposits  (2) 18% 7% 6% 66% 33% 97% % of State Businesses (3) 25% 13% 11% 47% 39% 96% % of State Population (3) 25% 13% 9% 49% 37% 96% 9

 Michigan ranks 6th in the country for its creation of nearly 450,000 jobs since late 2010 (1)  Unemployment in Michigan has dropped from 14.9% in June 2009 to 5.0% in Dec 2016 (2)  Michigan GDP growth outpaced the nation from 2009-2014 with growth of 13.4% to 9.4% (3)  Michigan ranks as 7th most competitive state for new business investment by Site Selection Magazine (4)  New investment in Michigan from global companies has grown by $8.4 billion since 2010 (5)  Michigan advanced from 2nd worst to 13th best corporate tax climate as rated by Tax Foundation  10th largest state by population  8th ranked state in number of skilled trade workers (2)  Top ranked state in the country for electrical, mechanical and industrial engineers (2)  $1.5 billion structural budget deficit has been eliminated (6)  Extensive recent investment in infrastructure  Passage of Right-to-Work legislation and other pro-innovation policies in recent years Recent Performance Assets for Future Growth 1) Michigan Economic Development Corporation 2) US Bureau of Labor Statistics 3) Michigan Economic Development Corporation 4) January 2016 5) FDImarkets.com 6) Michigan Department of Technology, Management and Budget Economic Momentum in Michigan 10

Gary Torgow Chairman of the Board David Ramaker CEO & President David Provost Vice Chairman Co-Architect of Talmer; Founder/Chairman of the Sterling Group. Chief Executive Officer and President of Chemical. Mr. Ramaker was appointed Chief Executive Officer and President in January 2002 and served as Chairman from April 2006 until August 2016 Co-Architect of Talmer and served as its President and CEO since December 2009; Former Chairman and CEO of The PrivateBank – Michigan, which was a subsidiary of Chicago-based PrivateBancorp, Inc. Franklin C. Wheatlake Gary E. Anderson James R. Fitterling Ronald A. Klein Richard M. Lievense Barbara J. Mahone John E. Pelizzari Larry D. Stauffer Arthur A. Weiss Lead Director since 2014, Chairman of Utility Supply and Construction Company, dealer/principal of Crossroads Chevrolet Retired Chairman, President and CEO of the Dow Corning Corporation President and COO of The Dow Chemical Company Director and CEO of Origen Financial, appointed to the Board of Sun Communities in 2015 Founder and Former Chairman of Lake Michigan Financial Corporation; Chairman of InSite Capital, LLC Retired from GM in 2008 as Executive Director, HR COO of Burnette Foods, Inc.; Former Chairman of Northwestern Bancorp Former President of Auto Paint Inc. and Auto Wares Tool Company from 1984 to 2007 Shareholder and Chairman of the law firm of Jaffe Raitt Heuer & Weiss Governance: CHFC Board of Directors 11 13 Members Jeffrey L. Tate Corporate Auditor of The Dow Chemical Company (effective March 1, 2017)

Chairman, CEO,  President  David Ramaker Special Projects Lori Gwizdala CFO Dennis Klaeser COO ‐ Business  Operations Leonardo Amat COO – Customer  Experience Robert Rathbun Regional &  Community  Banking Thomas Shafer Commercial  Lending Daniel Terpsma Chief Credit  Officer James Tomczyk CRO Lynn Kerber General Counsel William Collins Vice Chairman Thomas Kohn  Truly a combined management team taking best talent from both organizations  Combined management and governance line-up provides integration benefits and guidance Executive Management Team - David Ramaker, Chairman of the Board of Directors, CEO and President - Thomas Kohn, Vice Chairman - Lori Gwizdala, EVP, Special Projects - Dennis Klaeser, EVP, Chief Financial Officer - Leonardo Amat, EVP, Chief Operating Officer – Business Operations - Robert Rathbun, EVP, Chief Operating Officer – Customer Experience - Thomas Shafer, EVP, Director of Regional and Community Banking - Daniel Terpsma, EVP, Director of Commercial Lending - James E. Tomczyk, EVP, Chief Credit Officer - Lynn Kerber, EVP, Chief Risk Officer - William Collins, EVP, General Counsel Deep & Experienced Executive Team Chemical Bank’s Executive Leadership Team 12

 Chemical Financial has integrated 26 whole-bank mergers/acquisitions since 1973 and acquired another 36 bank offices during that time  Five major post-recession mergers/acquisitions (OAK Financial, Independent Bank branches, Northwestern Bancorp, Lake Michigan Financial Corporation (parent company for The Bank of Holland, and The Bank of Northern Michigan) and Talmer Bancorp  Five whole bank mergers/acquisitions (Northwestern Bank, Monarch Community Bank, The Bank of Holland, The Bank of Northern Michigan and Talmer Bank and Trust) during the past 24 months  Newly joined CHFC executives from the merger with TLMR have extensive experience acquiring and integrating banks  Four FDIC assisted acquisitions totaling $2.4 billion in assets (CF Bancorp, First Banking Center, Community Central Bank, and Peoples State Bank)  Two Section 363 bankruptcy acquisitions totaling $3.6 billion (First Place Bank and Michigan Commerce Bank)  One whole bank acquisition of First of Huron with assets of $228 million.  All acquisitions by both Chemical and Talmer have been integrated within initially planned timeframes  Both Chemical and Talmer the ability to divest non-core, non-strategic branches Integration: A Core Competency 13

$52 million cost savings opportunities have been identified and on track for full realization in 2017 Key core and all ancillary systems selected and implementation completed Planning for comprehensive DFAST implementation has been initiated Recruiting efforts underway to hire additional sales talent in middle market commercial lending and wealth management Integration management team featuring leaders from both organizations meeting weekly to recognize opportunities and manage progress  Holding company merger completed August 31, 2016  Bank consolidation and system conversion completed on November 14, 2016  Core competency  Closed 7 branches in association with the bank consolidation; currently operating 241 branches Integration Progress of CHFC & TLMR Proceeding on Schedule 14

$3,217 $4,377 $3,087 $2,310 $1,311 $2,033 $1,657 $719 $1,906 $2,344 $1,430 $1,591 Commercial CRE/C&D Residential Consumer Loan Portfolio Composition ($ Millions) 15 $88 $277 $125 $347 Commercial CRE/C&D Residential Consumer $1,223 $1,756 $1,532 $372 Talmer Merger Aug. 31, 2016 $837 $4,883 $5,720 Total Loan Growth, Excluding Talmer Merger, Twelve Months Ended Dec. 31, 2016 Growth – Twelve months ended Dec. 31, 2016 Dec. 31, 2015, $7,271 Total Loan Growth twelve months ended Dec. 31, 2016 Dec. 31, 2016, $12,991

$3.4 $2.8 $3.7 $2.8 $0.2 Noninterest-bearing Demand Deposits Interest-bearing Demand Deposits Savings Deposits Time Deposits Brokered Deposits $1.9 $1.9 $2.0 $1.5 $0.2 16 (1)Comprised of $463 million of growth in customer deposits offset by a $385 million decrease in brokered deposits. (2)Cost of deposits based on period averages. 2015 2016 Total Deposits – Dec. 31, 2015 $7.5 Total Deposits – Dec. 31, 2016 $12.9 Organic $0.1, 1.07%(1) $1.3 $0.9 $1.2 $1.5 $0.4 Talmer Merger $5.3 $0.2 $0.5 ($0.2) ($0.4) Deposit Composition Total Deposits ($ Billions) Average Deposits ($ Millions) & Cost of Deposits (%) $6,204 $6,709 $7,453 $7,449 $7,535 $7,528 $9,484 $13,003 0.22% 0.22% 0.23% 0.22% 0.22% 0.23% 0.24% 0.27% 0.00% 0.25% 0.50% $4,000 $9,000 $14,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 I n t e r e s t R a t e P a i d T o t a l A v e r a g e D e p o s i t s ( $ M i l l i o n s ) Deposits Cost of Deposits(2)

0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 $ P e r S h a r e Performance & Expectations Analyst Consensus  Consistent growth and performance for shareholders through economic cycles  Merger creates the opportunity to strengthen the foundation for delivering sustainable, strong EPS growth into the future Consensus EPS Consensus Dividend SNL Core EPS Common Dividend 17 Consistent EPS Growth Performance Source: SNL Financial; analyst consensus estimates as of 2/1/17

 Evolving macroeconomic environment suggests combination of headwinds and tailwinds; too early to predict outcome  Emphasize our strategy of being the Preeminent Midwest Community Bank  Focus on what we can control • Organic revenue growth and cost discipline • Concentrate on achieving cost savings and exploiting business synergy opportunities • Continue to build out and enhance risk management practices 18 Closing Comments

Supplemental Information David B. Ramaker Chief Executive Officer Dennis L. Klaeser Chief Financial Officer

Q4 2016 Highlights  Diluted earnings per share of $0.66, compared to $0.23 in the 3rd qtr. 2016 and $0.66 in the 4th qtr. 2015  Diluted earnings per share, excluding significant items(1) of $0.70; down 7% from 3rd qtr. 2016, the same as 4th qtr. 2015(2)  Return on average assets and return on average equity of 1.09% and 7.4%, respectively, in 4th qtr. 2016 (1.16% and 7.8%, respectively, excluding significant items(2))  Loan Growth  $275 million in 4th qtr. 2016 (6% commercial, 52% commercial real estate, 15% residential mortgage and 27% consumer loans)  Asset quality ratios  Nonperforming loans/total loans of 0.34% at 12/31/2016; up slightly from 0.32% at 9/30/2016, and down from 0.86% at 12/31/15  Net loan charge-offs/average loans of 0.06% (1)Significant items include merger and transaction-related expenses, net gain on the sale of branches and the change in fair value in loan servicing rights. (2)Non-GAAP. Refer to pages 32 & 33 for a reconciliation of non-GAAP financial measures. 20

(in thousands except per share data) 2016 4th Qtr. 2016 3rd Qtr. 2015 4th Qtr. Net interest income $132,447 $96,809 $75,476 Provision for loan losses 6,272 4,103 2,000 Noninterest income 54,264 27,770 20,052 Operating expenses(1) 96,286 68,674 55,739 Transaction expenses 18,016 37,470 2,085 Net income 47,168 11,484 25,504 Net Income, excl. significant items(2) 49,945 37,476 26,859 Diluted EPS 0.66 0.23 0.66 Diluted EPS, excl. significant items(2) 0.70 0.75 0.70 Return on Avg. Assets 1.09% 0.37% 1.11% Return on Avg. Shareholders’ Equity 7.4% 2.9% 10.2% Efficiency Ratio 61.2% 85.2% 60.5% Efficiency Ratio - Adjusted(2) 53.7% 52.6% 55.8% Equity/Total Assets 14.9% 14.7% 11.1% Tangible Equity/Total Assets(2) 8.8% 8.7% 8.1% Book Value/Share $36.57 $36.37 $26.62 Tangible Book Value/Share(2) $20.25 $19.99 $18.78 21 Prior Quarter Comparison  Impact of merger  Higher net interest income due to Talmer merger and organic loan growth  Higher noninterest income due to branch sales and MSR fair value adjustments  Operating expenses reflect full quarter impact of Talmer merger  Increase in provision for loan losses due to loan growth Prior Year Quarter Comparison  Impact of merger  Significant increase in net interest income, attributable to Talmer merger and $837 million, or 11.5%, organic growth in total loans during the twelve months ended December 31, 2016 (1)Excludes merger and transaction-related expenses (“transaction expenses”). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. Income Statement Highlights Financial Highlights

$13.8 $16.2 $16.8 $15.3 $17.8 $19.0 $24.5 $25.5 $23.6 $25.8 $11.5 $47.1 $26.0 $2.8 $0.47 $0.70 $0.00 $0.50 $1.00 $0.0 $20.0 $40.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 E P S N e t I n c o m e Significant items (after-tax) Net Income EPS, Excluding significant items (non-GAAP)(3) 2014 2015 2016 22 (1)Net Income (2)Net Income, excluding significant items (Non-GAAP). Please refer to the Appendix for a reconciliation of non-GAAP financial measures. (3)Denotes a non-GAAP financial measure. Please refer to the Appendix for a reconciliation of non-GAAP financial measures. 2015 Total: $86.8(1); $92.3(2)2014 Total: $62.1(1); $66.7(2) 2016 Total: $108.0(1); $140.5(2) $26.9(2) $49.9(2) Net Income Net Income Trending Upward ($ Millions, except EPS data) $37.5(2)

$88 $277 $125 $347 $18 $143$39 $75 Commercial CRE/C&D Residential Consumer $0 $100 $200 $300 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 23 2014 - $565 2015 - $476 2016 - $837 $106 $145 $142 $15 $172 $224 $181 $280 $56 $275$837 $96 $186 Loan Growth* ($ Millions) Quarterly Loan Growth Trends Loan Growth – 2016 Total* Loan Growth – 2016 Q4 $275 *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger.

4Q 2016 2016 Total Originated Loan Portfolio Commercial $ 177 $ 380 CRE/C&D 307 594 Residential 104 258 Consumer 114 418 Total Originated Loan Portfolio Growth $ 702 $1,650 Acquired Loan Portfolio Commercial $(164) $(292) CRE/C&D (159) (318) Residential (65) (133) Consumer (39) (70) Total Acquired Loan Portfolio Run-off $(427) $(813) Total Loan Portfolio Commercial $ 18 $ 88 CRE/C&D 143 276 Residential 39 125 Consumer 75 348 Total Loan Portfolio Growth $ 275 $ 837 24 Loan Growth* – Originated v. Acquired Loan Growth (Run-off) ($ Millions) *Excludes the impact of the $4.88 billion of loans acquired in the Talmer merger.

$9.9 $2.8 $0.3 $1.6 Deposits: Time Deposits Customer Repurchase Agreements Wholesale borrowings (at Dec. 31, 2016: brokered deposits - $0.2, FHLB advances - $1.3, other - $0.1) 25 Average Cost of Funds Q4 2016 – 0.33%Average Cost of Funds Q3 2016 – 0.25%(1) $14.7 Billion $14.6 Billion $9.9 $2.9 $0.3 $1.6 Interest and noninterest-bearing, demand, savings, money market Average cost of wholesale borrowings – 1.11% Average cost of wholesale borrowings – 0.56% Funding Breakdown ($ Billions) (1)Reduced by 4 basis points for acceleration of accretion of fair value adjustments on FHLB borrowings September 30, 2016 December 31, 2016

$1.6 $1.5 $1.5 $1.5 $1.5 $1.5 $1.5 $2.0 $1.5 $3.0 $4.1 $6.3 $2.2 $2.2 $2.3 $2.8 $1.9 $1.8 $0.8 $4.3 $4.5 $1.8 $1.8 $1.8 $0.0 $3.5 $7.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Provision for Loan Losses Net Loan Losses $103 $78 $71 $62 $51 $62 $53 $44 $41 $44 $0 $60 $120 YE 2010 YE 2011 YE 2012 YE 2013 YE 2014 YE 2015 2016 Q1 2016 Q2 2016 Q3 2016 Q4 26 ALL NPLs 2014 2015 2016 Originated Loans ($ billions) $3.1 $3.3 $3.8 $4.3 $5.0 $5.8 $6.0 $6.4 $6.7 $7.5 Acquired Loans ($ billions) 0.6 0.5 0.4 0.3 0.7 1.5 1.4 1.2 6.0 5.5 Total Loans ($ billions) $3.7 $3.8 $4.2 $4.6 $5.7 $7.3 $7.4 $7.6 $12.7 $13.0 ALL $90 $88 $84 $79 $76 $73 $70 $72 $74 $78 ALL/ Originated Loans 2.86% 2.60% 2.22% 1.81% 1.51% 1.26% 1.17% 1.12% 1.09% 1.05% NPLs/ Total Loans 2.80% 2.05% 1.71% 1.33% 0.89% 0.86% 0.73% 0.58% 0.32% 0.34% Credit Mark as a % of Unpaid Principal on Acquired Loans 6.5% 6.6% 6.0% 7.8% 5.4% 4.4% 4.5% 4.1% 3.0% 3.1% Credit Quality ($ Millions, unless otherwise noted) Provision for Loan Losses vs. Net Loan Losses Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL)

$59.2 $65.7 $73.6 $75.5 $74.3 $77.5 $96.8 $132.4 $40 $60 $80 $100 $120 $140 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 N e t I n t e r e s t I n c o m e ( $ M i l l i o n s ) Net Interest Income 27 3.55% 3.59% 3.55% 3.64% 3.60% 3.70% 3.58% 3.56% 0.04% 0.04% 0.04% 0.04% 0.03% 0.11% 0.11% 0.14% 4.16% 4.17% 4.15% 4.16% 4.13% 4.19% 4.12% 4.18% 0.00% 2.50% 5.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Interest Margin(1) and Loan Yields(1) Net Interest Margin(1) Purchase Accounting Accretion on Loans Loan Yields 2015 2016 2015 2016 Net Interest Income Net Interest Income, Net Interest Margin and Loan Yields (Quarterly Trend) (1)Computed on a fully taxable equivalent basis (non-GAAP) using a federal income tax rate of 35%. Please refer to the Appendix for a reconciliation of non-GAAP financial measures.

$6.3 $6.9 $7.4 $6.9 $7.1 $7.2 $10.1 $25.4 $5.1 $5.6 $4.7 $5.2 $5.2 $5.8 $5.6 $6.0 $5.9 $6.5 $6.7 $6.4 $5.7 $6.3 $7.7 $8.4 $1.4 $1.7 $1.4 $1.6 $1.4 $1.6 $4.4 $14.4 $0.6 $0.1 $0.0 $30.0 $60.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Other Wealth Management Service Charges Mortgage Banking Revenue Investment Securities Gain 2015 2016 ( $ M i l l i o n s ) 28 $20.7$19.3 $19.4$20.2 $20.1 $27.8* $54.3* Non-Interest Income Quarterly $20.9 *Significant items: $13.7 million in 2016 Q4 and $(1.3) million in 2016 Q3

$13.0 $13.1 $12.5 $16.1 $22.3 $33.0 $33.9 $33.1 $40.6 $57.7$4.6 $4.9 $5.5 $5.5 $7.6 $5.1 $4.4 $4.9 $6.4 $8.7 $2.1 $2.6 $3.1 $37.5 $18.0 $0.0 $60.0 $120.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Other Compensation Occupancy Equipment Transaction Expenses $114.3 (1) Non-GAAP financial measure. Please refer to pages 31 and 32 for a reconciliation of non-GAAP financial measures 2015 2016 29 ( $ M i l l i o n s ) $56.8 $51.0 $58.3 $56.0(1) $57.8 $59.1 $56.3(1) $58.9 $55.7(1) $68.6(1) $106.1 Operating Expenses Quarterly $96.3(1)

Peer Average 9/30/2016(1) CHFC 9/30/2016 CHFC 12/31/2016 Tangible Book Value / Share(2) NA $19.99 $20.20 Tangible Common Equity / Total Assets(2) 8.3% 8.7% 8.8% Tier 1 Capital(3) 10.8% 10.6% 10.7% Total Risk-Based Capital(3) 12.6% 11.1% 11.5% $20.20 $1.06 $0.49 $18.78 $2.81 $0.16 $0 $5 $10 $15 $20 $25 TBV @ 12/31/2015 Net Income (Excl. Transaction Expenses) Dividends Talmer AOCI Adj. & Other TBV @ 12/31/2016 30 Capital Tangible Book Value and Capital Ratios Tangible Book Value(2) (TBV) Roll Forward (1)Source SNL Financial – ASB, WTFC, CBSH, TCB, UMBF, MBFI, PVTB, ONB, FMBI and FFBC (ordered by asset size). (2)Denotes a non-GAAP financial measure. Refer to the Appendix for a reconciliation of non-GAAP financial measures. (3)Estimated at December 31, 2016

4Q 2016 3Q 2016 4Q 2015 Shareholders’ equity $ 2,581,526 $ 2,563,666 $ 1,015,974 Goodwill, CDI and non-compete agreements, net of tax (1,155,617) (1,154,121) (299,123) Tangible shareholders’ equity $ 1,425,909 $ 1,409,545 $ 716,851 Common shares outstanding 70,599 70,497 38,168 Tangible book value per share $20.20 $19.99 $18.78 Total assets $17,355,179 $17,383,637 $9,188,797 Goodwill, CDI and non-compete agreements, net of tax (1,155,617) (1,154,121) (299,123) Tangible assets $16,199,562 $16,229,516 $8,889,674 Tangible shareholders’ equity to tangible assets 8.8% 8.7% 8.1% Net income $47,168 $11,484 $25,504 Significant items, net of tax 2,777 25,992 1,355 Net income, excluding significant items $49,945 $37,476 $26,859 Diluted earnings per share $0.66 $0.23 $0.66 Effect of significant items, net of tax 0.04 0.52 0.04 Diluted earnings per share, excluding significant items $0.70 $0.75 $0.70 Average assets $17,264,688 $12,250,730 $9,175,224 Return on average assets 1.09% 0.37% 1.11% Effect of significant items, net of tax 0.07% 0.85% 0.06% Return on average assets, excluding significant items 1.16% 1.22% 1.17% Average shareholders’ equity $ 2,564,943 $1,559,668 $1,000,347 Return on average shareholders’ equity 7.4% 2.9% 10.2% Effect of significant items, net of tax 0.4% 6.7% 0.5% Return on average shareholders’ equity, excluding significant items 7.8% 9.6% 10.7% 31 Non-GAAP Reconciliation (Dollars in thousands, except per share data)

4Q 2016 3Q 2016 4Q 2015 Efficiency Ratio: Total revenue – GAAP $ 186,711 $ 124,579 $ 95,528 Net interest income FTE adjustment 2,945 2,426 2,042 Significant items (13,819) 1,043 (42) Total revenue – Non-GAAP $175,837 $ 128,048 $ 97,528 Operating expenses – GAAP $114,302 $ 106,144 $ 57,824 Transaction expenses (18,016) (37,470) (2,085) Amortization of intangibles (1,843) (1,292) (1,341) Operating expenses – Non-GAAP $ 94,443 $ 67,382 $ 54,398 Efficiency ratio – GAAP 61.2% 85.2% 60.5% Efficiency ratio – adjusted 53.7% 52.6% 55.8% Net Interest Margin: Net interest income – GAAP $132,447 $96,809 $75,476 Adjustments for tax equivalent interest: Loans 838 777 652 Investment securities 2,107 1,649 1,390 Total taxable equivalent adjustments 2,945 2,426 2,042 Net interest income (on a tax equivalent basis) $ 135,392 $99,235 $77,518 Average interest-earning assets $15,156,107 $11,058,143 $8,457,464 Net interest margin – GAAP 3.48% 3.49% 3.55% Net interest margin (on a tax-equivalent basis) 3.56% 3.58% 3.64% 32 Non-GAAP Reconciliation (Dollars in thousands, except per share data)